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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A2

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 15, 1997
                                                         ----------------

                           KELLSTROM INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                       0-23764                   13-3753725
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(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                    File Number)           Identification No.)

  14000 N.W. 4th Street, Sunrise, Florida                         33325
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  (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (954) 845-0427
                                                           --------------
                                 Not Applicable
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          (Former name or former address, if changed since last report)





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This Form  8-K/A2  amends the Form 8-K filed with the  Securities  and  Exchange
Commission (the "Commission") on January 24, 1997, as previously amended by Form 8-K/A, filed with the Commission on March 7, 1997 relating to the acquisition by Kellstrom Industries, Inc. (the "Company") of substantially all of the assets and certain liabilities of International Aircraft Support, L.P. ("IASI"). This Form 8-K/A2 contains the information referred to in Item 7 of the Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   a.   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        The Combined Financial Statements of IASI as of December 31, 1996 and 1995 and for the two years ended December 31, 1996 and 1995 described below are incorporated herein by reference from the Company's Form 10-KSB, filed with the Commission on March 31, 1997.

    Report of Independent Auditors
    Combined Balance Sheet as of December 31, 1996
    Combined Statement of Income and Equity for the year ended December 31, 1996 Combined Statement of Cash Flows for the year ended December 31, 1996
    Notes to Combined Financial Statements

    Report of Independent Auditors
    Combined Balance Sheet as of December 31, 1995
    Combined Statement of Income and Equity for the year ended December 31, 1995 Combined Statement of Cash Flows for the year ended December 31, 1995
    Notes to Combined Financial Statements

   b.   PRO FORMA FINANCIAL INFORMATION.

               The Pro Forma Combined Financial Statements as of December 31, 1996 and for the year ended December 31, 1996 described below are incorporated herein by reference from Note 15(c) to the Company's Financial Statements, included as part of the Company's Form 10-KSB, filed on March 31, 1997.

   Pro Forma Combined Balanced Sheet as of December 31, 1996
   Notes to Pro Forma Combined Balanced Sheet
   Pro Forma Combined Statement of Earnings for the year ended December 31, 1996 Notes to Pro Forma Combined Statement of Earnings


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   c.   EXHIBITS.

        2. The Acquisition Agreement by and between the Company, Kellstrom Subsidiary, IASI and the Principal.(1)

        4.1 Rights Agreement, dated as of January 14, 1997, by and between Kellstrom Industries, Inc. and Continental Stock Transfer and Trust Company as Rights Agent, which includes the form of Certificate of Designations setting forth the terms of the Series A Junior Participating Cumulative Preferred Stock, par value $0.01 per share, as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C (incorporated by reference from the Company's Form 8-A as filed with the Securities and Exchange Commission on January 17, 1997).(1)

        4.2    Amendment No. 1 to the Rights Agreement, by and between Kellstrom
               Industries,   Inc.  and  Continental  Stock  Transfer  and  Trust
               Company, dated March 4, 1997.(2)

        99.1   Press Release issued by the Company dated
                      January 15, 1997.(1)

        99.2 Press Release issued by the Company dated January 16, 1997, regarding the Company's distribution of preferred stock purchase rights.(1)

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(1)     Previously filed as part of Form 8-K, filed on January 24, 1997.

(2)     Previously filed as part of Form 8-K/A, filed on March 7, 1997.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            KELLSTROM INDUSTRIES, INC.

Date:    March 31, 1997                     By Zivi R. Nedivi
                                               ---------------------------------
                                               Zivi R. Nedivi
                                               President and Chief Executive
                                               Officer

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                                  EXHIBIT INDEX

          No.                       Description
          ---                       -----------
          2.                        The Acquisition Agreement by and between
                                    the Company, Kellstrom Subsidiary, IASI
                                    and the Principal.(1)

          4.1 Rights Agreement, dated as of January 14, 1997, by and between Kellstrom Industries, Inc. and Continental Stock Transfer and Trust Company as Rights Agent, which includes the form of Certificate of Designations setting forth the terms of the Series A Junior Participating Cumulative Preferred Stock, par value $0.01 per share, as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C (incorporated by reference from the Company's Form 8-A as filed with the Securities and Exchange Commission on January 17, 1997)(1)

          4.2 Amendment No. 1 to the Rights Agreement, by and between Kellstrom Industries, Inc. and Continental Stock Transfer and Trust Company, dated March 4, 1997.(2)

         99.1                       Press Release issued by the Company
                                    dated January 15, 1997.(1)

         99.2                       Press Release issued by the Company
                                    dated January 16, 1997, regarding the
                                    Company's distribution of preferred stock purchase rights.(1)

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(1)     Previously filed as part of Form 8-K, filed on January 24, 1997.

(2)     Previously filed as part of Form 8-K/A, filed on March 7, 1997.


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